AMENDMENT NO. 7
TO
SIXTH AMENDED AND RESTATED
MORTGAGE WAREHOUSING CREDIT AND SECURITY AGREEMENT

This Amendment No. 7 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement (this “Amendment”) is entered into as of September 27, 2016 by and among ACRE Capital LLC, a Michigan limited liability company (the “Borrower”), the financial institutions party to the Credit Agreement (as defined below) from time to time as lenders (the “Lenders”) and Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).
R E C I T A L S

A.    The Agent, the Lenders and the Borrower are parties to that certain Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of May 1, 2014 (as amended and/or restated from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement;
B.    The Borrower has informed the Agent and the Lenders that ACRE has entered into that certain Purchase and Sale Agreement, dated as of June 28, 2016, as delivered to the Agent prior to the date hereof (the “P&S Agreement”), with Cornerstone Real Estate Advisers LLC, a Delaware limited liability company (now known as Barings Real Estate Advisers LLC) (“Barings”), pursuant to which ACRE will, upon satisfaction or waiver of all conditions precedent set forth in the P&S Agreement, including, without limitation, receipt of the consent of the Agent and the Lenders, sell to Barings all of ACRE’s membership interests of ACRE Capital Holdings LLC, a Delaware limited liability company (“ACRE Capital Holdings”) (which is the holder of one hundred percent (100%) of the membership interests of the Borrower), which represent all of the issued and outstanding membership interests of ACRE Capital Holdings (the “P&S”);
C.    In connection with the P&S, (i) the Borrower intends to file a Certificate of Amendment to the Articles of Organization of the Borrower with the Secretary of State of the State of Michigan in order to change its legal name to “Barings Multifamily Capital LLC” (the “Borrower Name Change”) and (ii) ACRE Capital Corporation intends to file a Certificate of Amendment of Certificate of Incorporation of ACRE Capital Corporation with the Secretary of State of the State of Delaware in order to change its legal name to “Barings Multifamily Capital Corporation” (the “ACRE Capital Corporation Name Change” and, together with the Borrower Name Change, the “Name Changes”); and
D.    At the Borrower’s request, the Agent and the Lenders have agreed to amend and waive certain provisions of the Credit Agreement and the other Loan Documents subject to the terms and conditions set forth herein, it being the intention of the parties that such amendments shall not constitute a novation of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Agent, the Lenders and the Borrower, the parties hereto agree, upon the satisfaction in full of all of the terms, conditions, covenants, representations and warranties set forth in this Amendment, as follows:
Section 1.    Consent and Waiver. In accordance with Section 11.4 of the Credit Agreement, and in reliance upon (a) the satisfaction in full of all terms, conditions, covenants, representations and warranties set forth in this Amendment and (b) the description of the P&S set forth in the P&S Agreement, the Agent and the Lenders hereby (i) consent to and ratify (x) the execution and delivery of the P&S Agreement, (y) the consummation of the transactions contemplated by the P&S Agreement, and (z) the Name Changes; and (ii) solely with respect to the execution and delivery of, and consummation of the transactions contemplated by, the P&S Agreement and the Name Changes, expressly waive the terms of Sections 7.17.3 and 9.1.12 of the Credit Agreement that would otherwise prohibit the execution and delivery of, and consummation of the transactions contemplated by, the P&S Agreement or the Name Changes, or give rise to a Default or an Event of Default in connection therewith.
Section 2.    Amendments to Credit Agreement Upon P&S. Effective immediately upon receipt by the Agent of the documents listed as Items 1 and 2 in the “Post-Closing Obligations with respect to P&S” section of the Closing Checklist attached hereto as Exhibit A in form and substance acceptable to the Agent (the “Change of Control Post-Closing Deliverables”), the Credit Agreement shall be hereby amended as follows:
Section 2.1.    Amendment to Change of Control. The definition of “Change of Control” set forth in Exhibit A to the Credit Agreement shall be hereby amended by deleting it in its entirety and replacing it with the following:
“Change of Control means that, at any time, either (a) Barings or an Affiliate thereof ceases to directly or indirectly through one or more intermediaries Control the Borrower, or (b) Barings or an Affiliate thereof ceases to directly or indirectly through one or more intermediaries own greater than fifty percent (50%) of the ownership and economic interests of the Borrower, or (c) a Barings Change of Control has occurred.”
Section 2.2.    Additional Definitions. The Credit Agreement shall be hereby amended by adding the following definitions to Exhibit A to the Credit Agreement in the appropriate alphabetical order:
“Barings means Barings Real Estate Advisers LLC, a Delaware limited liability company, or any successor entity resulting from a merger of Barings into an Affiliate thereof.”
“Barings Change of Control means that, at any time, either (a) MassMutual ceases to directly or indirectly through one or more intermediaries control Barings, or (b) MassMutual ceases to directly or indirectly through one or more intermediaries own greater than fifty percent (50%) of the ownership and economic interests of Barings. For the purposes of this definition, ‘control’ means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Barings, whether through the ownership of voting securities, by contract, or otherwise. Notwithstanding the foregoing, an internal reorganization of MassMutual resulting in the merger of Barings into an Affiliate of MassMutual shall not constitute a ‘Barings Change of Control’ hereunder.”
“MassMutual means Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.”
Section 2.3.    Elimination of Definitions.
(a)    The definition of “ACRE” set forth in Exhibit A to the Credit Agreement shall be hereby amended by deleting it in its entirety.
(b)    The definition of “ACRE Change of Control” set forth in Exhibit A to the Credit Agreement shall be hereby amended by deleting it in its entirety.
Section 2.4.    Amendment to Disclosure Schedule. The Disclosure Schedule to the Credit Agreement shall be hereby amended by replacing it in its entirety with the Disclosure Schedule attached hereto as Exhibit B.
Section 3.    Amendment to Credit Agreement Upon Name Changes. Upon receipt by the Agent of the document listed as Item 3 in the “Post-Closing Obligations with respect to P&S” section of the Closing Checklist attached hereto as Exhibit A in form and substance acceptable to the Agent (the “Name Change Post-Closing Deliverable”), the Credit Agreement shall be hereby amended as follows:
Section 3.1.    Borrower Name Change. The definition of “Borrower” set forth in the initial paragraph of the Credit Agreement shall be hereby amended, effective immediately as of the effective time of the Borrower’s filing with the Secretary of State of the State of Michigan in order to evidence and effectuate the Borrower Name Change, by deleting the reference to “ACRE Capital LLC” contained therein and replacing it with “Barings Multifamily Capital LLC”. All references to the term “Borrower” and “ACRE Capital LLC” in the Loan Documents shall mean “Barings Multifamily Capital LLC”.
Section 3.2.    ACRE Capital Corporation Name Change. Effective immediately as of the effective time of ACRE Capital Corporation’s filing with the Secretary of State of the State of Delaware in order to evidence and effectuate the ACRE Capital Corporation Name Change, the Credit Agreement shall be hereby amended as follows:
(a)    The Credit Agreement shall be hereby amended by adding the following definition to Exhibit A to the Credit Agreement in the appropriate alphabetical order:

“Barings Multifamily Capital Corporation means Barings Multifamily Capital Corporation, a Delaware corporation and wholly-owned Subsidiary of the Borrower.”
(b)    The definition of “ACRE Capital Corporation” set forth in Exhibit A to the Credit Agreement shall be hereby amended by deleting it in its entirety.
(c)    All references to the term “ACRE Capital Corporation” in the Loan Documents shall mean “Barings Multifamily Capital Corporation”.
Section 4.    Representations and Warranties. The Borrower represents and warrants to the Agent and to the Lenders as of the effective date of this Amendment, and as of the “Closing Date” under and as defined in the P&S Agreement, that: (i) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby, including, without limitation, the P&S; (ii) each of the representations and warranties of the Borrower in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (iii) this Amendment and the Credit Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrower and are enforceable against it in accordance with their terms.
Section 5.    Ratification. Except as expressly hereby waived and amended, the Credit Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Credit Agreement or the other Loan Documents.
Section 6.    Conditions Precedent. The consent, waiver, representations, warranties, covenants and agreements set forth in this Amendment (other than in Section 2 and Section 3 of this Amendment, as described below) are conditional and this Amendment shall not be effective until (a) receipt by the Agent of a fully-executed counterpart original of this Amendment; (b) receipt by the Agent of the agreements, certificates and other documents, and performance by the Borrower of all of its obligations, listed on the Closing Checklist attached hereto as Exhibit A in form and substance acceptable to the Agent (except for the Change of Control Post-Closing Deliverables and the Name Change Post-Closing Deliverable); and (c) payment by the Borrower of all of the Agent’s fees, costs and expenses associated with the preparation, negotiation, execution and delivery and administration of this Amendment and the Credit Agreement accrued through the date hereof, including, without limitation, the Agent’s attorneys’ fees. The agreements set forth in Section 2 of this Amendment are conditional and shall not be effective until receipt by the Agent of the Change of Control Post-Closing Deliverables. The agreements set forth in Section 3 of this Amendment are conditional and shall not be effective until receipt by the Agent of the Name Change Post-Closing Deliverable.

Section 7.    Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.
Section 8.    Amendment as Loan Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.
Section 9.    Governing Law. This Amendment shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws other than for sections 5-1401 and 5-1402 of the New York General Obligations Law.
Section 10.    Successors and Assigns. This Amendment shall be binding upon each of the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Lenders and the Agent.
Section 11.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 12.    Expenses. The Borrower agrees to promptly reimburse the Agent and the Lenders for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.
Section 13.    Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.
Section 14.    No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrower. The Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith. The Borrower agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or any other Loan Document.
Section 15.    Jury Trial Waiver. THE BORROWER, THE AGENT AND THE LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.
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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first set forth above.
BORROWER:    ACRE CAPITAL LLC

By:    /s/ Rachel Vinson
Name:    Rachel Vinson
Title: Chief Financial Officer

AGENT AND LENDER:    BANK OF AMERICA, N.A

By:    /s/ Chris Guthrie
Name:    Chris Guthrie
Title: Vice President

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